Fourth Quarter 2012 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in interest rates, which may affect our net income, prepayment penalty income, mortgage banking income, and other future cash flows, or the market value of our assets, including our investment securities; changes in the quality or composition of our loan or securities portfolios; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; our use of derivatives to mitigate our exposure to interest rate risk; changes in competitive pressures among financial institutions or from non-financial institutions; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; changes in our customer base or in the financial or operating performances of our customers’ businesses; any interruption in customer service due to circumstances beyond our control; our ability to retain key members of management; potential exposure to unknown or contingent liabilities of companies we have acquired or may acquire in the future; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future;
environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street
Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, financial accounting and reporting, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S.
Department of the Treasury and the Board of Governors of the Federal Reserve System; changes in accounting principles, policies, practices, or guidelines; additional FDIC special assessments or required assessment prepayments; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; changes in our estimates of future reserves based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in regulatory expectations relating to predictive models we use in connection with stress testing and other forecasting or in the assumptions on which such modeling and forecasting are predicated; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel of any banks we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in our credit ratings or in our ability to access the capital markets; war or terrorist activities; and other economic, competitive, governmental, regulatory, technological, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2011, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2012, on file with the U.S. Securities and Exchange Commission (the “SEC”).
1
It should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash or our debt or equity securities may occur.
In addition, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

New York Community Bancorp, Inc. Page 3
New York Community Bancorp ranks among the top 25 bank
holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 1/31/13.
(a) SNL Financial
(b) Bloomberg
Assets Deposits
Multi-Family
Loans
Market Cap
Total Return
on Investment
$44.1 billion $24.9 billion $18.6 billion $5.8 billion 3,069%
With assets of
$44.1 billion at
12/31/12, we are
currently the 20th
largest bank
holding company
in the nation. (a)
With deposits of
$24.9 billion at
12/31/12 and 274
branches in Metro
New York, New
Jersey, Ohio,
Florida, and
Arizona, we
currently rank 23rd
among the nation’s
largest
depositories. (a)
With a portfolio of
$18.6 billion at the
end of December,
we are a leading
producer of multi-
family loans in
New York City. (a)
With a market cap
of $5.8 billion at
12/31/12, we rank
18th among the
nation’s publicly
traded banks and
thrifts. (a)
From 11/23/93
through 12/31/12,
we provided our
investors with a
total return on
investment of
3,069%.
(b)

New York Community Bancorp, Inc. Page 4
Largely reflecting our growth-through-acquisition strategy, we currently have 274 locations in five states.
Metro New York
121 Community Bank Branches
34 Commercial Bank Branches
Ohio
28 Community Bank Branches
New Jersey
51 Community Bank Branches
Florida
26 Community Bank Branches
Arizona
14 Community Bank Branches

4Q and Full-Year 2012 Performance Highlights

New York Community Bancorp, Inc. Page 6
(dollars in thousands, except per share data)
(a) Cash earnings is a non-GAAP financial measure. Please see page 37 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 38 for additional information.
(c) Please see page 39 for a reconciliation of our GAAP and cash efficiency ratios.
We generated solid earnings in 2012.
PERFORMANCE HIGHLIGHTS
GAAP Earnings Cash Earnings (a)
2012 2011 2012 2011
Strong Profitability Measures:
Earnings $501,106 $480,037 $542,022 $535,288
EPS $1.13 $1.09 $1.24 $1.23
Return on average tangible assets
(b)
1.28% 1.28% 1.35% 1.39%
Return on average tangible stockholders’ equity
(b)
16.80% 16.52% 17.76% 17.84%
A Respectable Margin:
Net interest margin 3.21% 3.46% 3.21% 3.46%
Continued Efficiency:
Efficiency ratio
(c)
40.75% 40.03% 39.33% 38.45%

New York Community Bancorp, Inc. Page 7
(dollars in thousands, except per share data)
Our performance was equally solid in 4Q 2012.
(a) Cash earnings is a non-GAAP financial measure. Please see page 37 for a reconciliation of our GAAP and cash earnings.
(b) ROTA and ROTE are non-GAAP financial measures. Please see page 38 for additional information.
(c) Please see page 39 for a reconciliation of our GAAP and cash efficiency ratios.
PERFORMANCE HIGHLIGHTS
GAAP Earnings Cash Earnings (a)
4Q 2012 4Q 2011 4Q 2012 4Q 2011
Strong Profitability Measures:
Earnings $122,843 $117,652 $133,009 $127,211
EPS $0.28 $0.27 $0.30 $0.29
Return on average tangible assets
(b)
1.24% 1.23% 1.31% 1.30%
Return on average tangible stockholders’ equity
(b)
16.61% 15.89% 17.58% 16.72%
A Respectable Margin:
Net interest margin 3.15% 3.45% 3.15% 3.45%
Continued Efficiency:
Efficiency ratio
(c)
43.37% 39.15% 41.86% 38.05%

New York Community Bancorp, Inc. Page 8
Our 12/31/12 balance sheet reflects continued strength.
PERFORMANCE HIGHLIGHTS: 12/31/12 12/31/11
Loans, net / total assets 71.5% 71.7%
Securities / total assets 11.1 10.8
Deposits / total assets 56.4 53.1
Core deposits / total deposits 63.3 67.0
Wholesale borrowings / total assets 29.6 32.0

New York Community Bancorp, Inc. Page 9
Our asset quality measures continue to compare favorably
with those of our industry as a whole.
At or for the Three Months Ended
12/31/12 12/31/11
ASSET QUALITY:
NYB
SNL U.S.
Bank and
Thrift Index NYB
SNL U.S.
Bank and
Thrift Index
Non-performing loans
(a)(b)
/ total loans
(a)
0.96% 1.66% 1.28% 2.60%
Non-performing assets
(c)
/ total assets
(c)
0.71 1.28 1.07 1.30
Net charge-offs / average loans
(d)
0.01 0.27 0.07 0.39
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
(d) Non-annualized

New York Community Bancorp, Inc. Page 10
Tangible stockholders’ equity / tangible assets excluding
accumulated other comprehensive loss, net of tax
Tangible stockholders’ equity
We continue to maintain a strong capital position.
12/31/12 12/31/11
Community Bank Commercial Bank Community Bank Commercial Bank
Leverage capital ratio 8.33% 11.59% 8.46% 13.01%
Tier 1 capital ratio 12.50 16.64 12.78 17.01
Total capital ratio 13.22 17.24 13.42 17.69
(a)
(a)
$3.2
$3.1
7.79%
7.95%
(dollars in billions)
12/31/12 12/31/11
(a)
Tangible stockholders’ equity and tangible assets are non-GAAP financial measures. Please see page 40 for additional information.

A Successful Business Model

New York Community Bancorp, Inc. Page 12
Our business model has consistently focused on building
value for our investors.
Multi-Family
Lending
Strong Credit
Standards/
Superior Asset
Quality
Residential
Mortgage
Banking
Efficient
Operation
Growth
through
Acquisitions
Multi-family loans
represented $18.6
billion, or 68.2%, of
total non-covered
loans held for
investment at
12/31/12.
Net charge-offs
represented 0.13%
of average loans in
2012, reflecting a
year-over-year
improvement of 22
basis points.
Since acquiring our
residential
mortgage banking
operation in
December 2009,
we have originated
$29.5 billion of 1-4
family loans for
sale and generated
mortgage banking
income of $455.3
million.
Our efficiency ratio
has consistently
ranked in the top
1% of all banks and
thrifts and was
40.75% in 2012.
We completed ten
acquisitions from
2000 to 2010, and
assumed $2.2
billion of deposits
from Aurora Bank
FSB on June 28,
2012.

Multi-Family Loan Production

New York Community Bancorp, Inc. Page 14
Our focus on multi-family lending on rent-regulated buildings has enabled us to distinguish ourselves from our industry peers.
(a)
Source:  New York City Rent Guidelines Board 2012 Housing Supply Report
60.9% of the rental housing units in New York City are subject to rent regulation and therefore feature below-market rents.
(a)
Rent-regulated buildings are more likely to retain their tenants and, therefore, their revenue stream in a downward credit cycle.
Our focus on multi-family lending in this niche market has contributed to our record of asset quality.
Multi -family loans are less costly to produce and service than other types of loans, and therefore contribute to our superior efficiency.

New York Community Bancorp, Inc. Page 15
(in millions)
We are the leading producer of multi-family loans for
portfolio in New York City.
MULTI-FAMILY
LOAN PORTFOLIO
PORTFOLIO STATISTICS
AT 12/31/12
% of non-covered loans held for investment
=  68.2%
Average principal balance = $4.1 million
Expected weighted average life = 2.9 years
2012 originations = $5.8 billion
4Q 2012 originations = $1.8 billion
% of our multi-family loans located in Metro
New York = 92.6%
$15,726
$16,736
$16,802
$17,433
$18,605
12/31/08 12/31/09 12/31/10 12/31/11 12/31/12

New York Community Bancorp, Inc. Page 16
COMMERCIAL REAL ESTATE
LOAN PORTFOLIO
(in millions)
Our commercial real estate loans feature the same structure
as our  multi-family loans.
PORTFOLIO STATISTICS
AT 12/31/12
% of non-covered loans held for investment =
27.3%
Average principal balance = $4.6 million
Expected weighted average life = 3.4 years
2012 originations = $2.4 billion
4Q 2012 originations = $664.2 million
% of our CRE loans located in Metro New
York = 96.1%
Our CRE loans are typically collateralized by
office buildings, retail centers, mixed-use
buildings, and multi-tenanted light industrial
properties.
$4,551
$4,987
$5,438
$6,856
$7,437
12/31/08 12/31/09 12/31/10 12/31/11 12/31/12

Asset Quality

New York Community Bancorp, Inc. Page 18
The quality of our assets has improved dramatically since
the peak of non-performance at 3/31/10.
Y-O-Y IMPROVEMENT
at 12/31/12
NPLs / Total Loans:
NPAs / Total Assets:
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
(c) Non-performing assets and total assets exclude covered loans and covered OREO.
3.14%
2.00%
2.63%
1.77%
1.28%
1.07%
0.96%
0.71%
3/31/10 12/31/10 12/31/11 12/31/12
19 bp
22 bp
Non-Performing Loans (a)(b) / Total Loans (a) Non-Performing Assets (c) / Total Assets (c)

New York Community Bancorp, Inc. Page 19
Last Credit Cycle
We have been distinguished by our low level of net charge-offs in downward credit cycles, and by 52 consecutive quarters with no losses on assets generated by the Company.
NET CHARGE-OFFS / AVERAGE LOANS
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index:  540 bp
5-Year Total
NYCB:  85 bp
SNL U.S. Bank and Thrift Index:  1,039 bp
Current Credit Cycle
(a) 1Q 1995 – 4Q 2007
SNL U.S. Bank and Thrift Index NYCB
1.28%
0.54%
0.00%
0.00%
0.07%
0.06%
1.50%
1.17%
0.91%
1989 1990 1991 1992 1993
1.63%
2.84%
2.89%
1.78%
1.25%
0.03%
0.13%
0.21%
0.13%
2008
2009
2010 2011 2012
0.35%
0.04%
(a)

New York Community Bancorp, Inc. Page 20
The quality of our loan portfolio continues to exceed that of our industry.
NON-PERFORMING LOANS / TOTAL LOANS
(a)
Last Credit Cycle Current Credit Cycle
(a) Non-performing loans and total loans exclude covered loans.
(b) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
SNL U.S. Bank and Thrift Index NYCB
4.00%
4.05%
2.91%
1.46%
2.48%
2.10%
3.41%
2.83%
2.35%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93 12/31/08 12/31/09 12/31/10 12/31/11
12/31/12
2.71%
0.51%
4.17%
2.47%
3.56%
2.63%
2.60%
1.28%
1.66%
0.96%
(a)(b)

New York Community Bancorp, Inc. Page 21
Historically and currently, few of our non-performing loans
have resulted in charge-offs.
At or for the 12 Months Ended December 31,
Last Credit Cycle
(a)
Current Credit Cycle
(a)
1989 1990 1991 1992 1993 2008 2009 2010 2011 2012
NPLs (b)(c) / Total Loans (b) 1.46% 2.48% 2.10% 2.83% 1.51% 0.51% 2.47% 2.63% 1.28% 0.96%
NCOs / Average Loans 0.00% 0.00% 0.04% 0.07% 0.06% 0.03% 0.13% 0.21% 0.35% 0.13%
Difference 146 bp 248 bp 206 bp 276 bp 145 bp 48 bp 234 bp 142 bp 93 bp 83 bp
(a) Prior to 2009, the Company had no covered loans.
(b) Non-performing loans and total loans exclude covered loans.
(c) Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.

New York Community Bancorp, Inc. Page 22
The quality of our assets reflects the nature of our lending niche and our strong underwriting standards.
Conservative
Underwriting
Active Board
Involvement
Multiple
Appraisals
Risk-Averse Mix of
Non-Covered Loans
Held for Investment
•
Conservative loan-to-
value ratios
•
Conservative debt
coverage ratios: 120%,
except for commercial
real estate (“CRE”)
loans: 130%
•
Multi-family and CRE
loans are based on the
lower of economic or
market value.
•
All loans originated for
portfolio are approved
by the Mortgage or
Credit Committee (a
majority of the Board of
Directors).
•
A member of the
Mortgage or Credit
Committee participates
in inspections on multi-
family loans in excess of
$4.0 million, and CRE
and acquisition,
development, and
construction (“ADC”)
loans in excess of $2.5
million.
•
All properties are
appraised by
independent appraisers.
•
All independent
appraisals are reviewed
by in-house appraisal
officers.
•
Multi-family:  68.2%
•
CRE:  27.3%
•
ADC:  1.5%
•
•
Commercial and
Industrial:  2.2%
One-to-Four Family: 0.7%

The loans and OREO acquired in our FDIC-assisted transactions are covered by loss sharing agreements, thus mitigating credit risk.
(in millions)
1-4 Family
$3,366.4
Other
Loans
$386.6
OREO
$71.4
1-4 Family
$3,874.6
OREO
$62.4
Other
Loans
$423.3
Total covered assets:  $4.7 billion
1-4 Family
$4,347.2
Other
Loans
$309.7
% of total assets:  11.1%
Total covered assets:  $4.4 billion
% of total assets:  10.4%
Total covered assets:  $3.8 billion
% of total assets:  8.9%
1-4 Family
$2,976.1
Other
Loans
$308.0
OREO
$45.1
Total covered assets:  $3.3 billion
% of total assets:  7.3%
12/31/09
COVERED ASSETS
12/31/10 12/31/11 12/31/12
New York Community Bancorp, Inc. Page 23

Residential Mortgage Banking

New York Community Bancorp, Inc. Page 25
Our residential mortgage banking operation is a leading aggregator of agency-conforming one-to-four family loans.
History
• Acquired through our AmTrust Bank transaction in December 2009
• Established as a subsidiary of New York Community Bank in April 2010
Productivity
• We rank among the top 15 aggregators of one-to-four family loans for sale in the U.S.
• Since January 2010, we have aggregated 101,030 one-to-four family loans for sale totaling $31.8 billion.
Credit Quality
• As of December 31, 2012, 99.81% of all funded loans were current.
Limited
Repurchase Risk
• The Company’s loan repurchase exposure is comparatively low, as we benefit from the industry’s more stringent credit and documentation standards, which have been in effect since we entered the residential mortgage banking business in January 2010.
Benefits
• Since the inception of our mortgage banking business, we have generated mortgage banking income of $455.3 million, including $178.6 million in 2012.
• Our proprietary mortgage banking platform gives us the capacity to expand our revenues, market share, and product line.
• Mortgage banking income has supported the stability of our return on average tangible assets, even as market interest rates have declined.

Average 10-Year Treasury Rate
In a declining interest rate environment, mortgage banking income and prepayment penalty income have contributed to the stability of our ROTA.
(dollars in millions)
Total:
(a) ROTA is a non-GAAP financial measure.  Please see page 41 for additional information.
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
New York Community Bancorp, Inc. Page 26
$19.6
$25.9
$12.1
$28.9
$17.5
$32.0
$31.5
$39.3
3.46%
3.20%
2.41%
2.05%
2.04%
1.83%
1.64%
1.71%
$19.9
$11.8
$24.3
$24.7
$35.2
$58.3
$52.6
$32.6
1.34%
1.29%
1.27%
1.23%
1.24%
1.36%
1.29%
1.24%
$39.5 $37.7 $36.4 $53.6 $52.7 $90.3 $84.1 $71.9
Return on Average Tangible Assets (a)
Prepayment Penalty Income
Mortgage Banking Income

Our mortgage banking operation generated 60.1% of non-interest income and 12.3% of total revenues in 2012.
(in millions)
AT OR FOR THE TWELVE MONTHS ENDED 12/31/12
1-4 family loans funded in 2012 = $10.9 billion
% sold to GSEs = 99%
Average FICO = 771
Average loan-to-value ratio = 70%
2012 mortgage banking income from originations = $193.2 million
FEATURES
Loans can be originated/purchased in all 50 states.
Loan production is driven by our proprietary real time, web-accessible mortgage banking technology platform.
Our proprietary business process securely controls the lending process, while mitigating business and regulatory risks.
As a result, our clients cost-effectively compete with the nation’s largest mortgage lenders.
900+ approved clients include community banks, credit unions, mortgage companies, and mortgage brokers.
The vast majority of loans funded are agency-eligible 1-4 family loans.
100% of loans funded are full documentation, prime credit loans.
New York Community Bancorp, Inc. Page 27
FUNDED 1-4 FAMILY
LOAN PRODUCTION
$1,482.7
$1,139.2
$1,786.4
$2,724.4
$2,427.0
$2,607.5
$2,877.1
$2,954.2
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

Efficiency

New York Community Bancorp, Inc. Page 29
Our efficiency is driven by several factors.
Franchise expansion has largely stemmed
from mergers and acquisitions; we generally
do not engage in de novo branch
development.
Multi-family and commercial real estate
lending are both broker-driven, with the
borrower paying fees to the mortgage
brokerage firm.
Products and services are typically
developed by third-party providers and the
sale of these products generates additional
revenues.
40 of our branches are located in-store,
where rental space is less costly, enabling
us to supplement the service provided by
our traditional branches more efficiently.
We acquire our deposits primarily through
earnings-accretive acquisitions rather than
by paying above-market rates.
SNL U.S. Bank and Thrift Index NYCB
59.24%
66.79%
66.46%
35.99%
40.03%
40.75%
2010 2011 2012
EFFICIENCY RATIO

Growth Through Acquisitions

1. **Nov. 2000**
   Haven Bancorp (HAVN)
   Assets: $2.7 billion
   Deposits: $2.1 billion
   Branches: 41

2. **July 2001**
   Richmond County Financial Corp. (RCBK)
   Assets: $3.7 billion
   Deposits: $2.5 billion
   Branches: 24

3. **Oct. 2003**
   Roslyn Bancorp, Inc. (RSLN)
   Assets: $10.4 billion
   Deposits: $5.9 billion
   Branches: 38

4. **Dec. 2005**
   Long Island Financial Corp. (LICB)
   Assets: $562 million
   Deposits: $434 million
   Branches: 9

5. **April 2006**
   Atlantic Bank of New York (ABNY)
   Assets: $2.8 billion
   Deposits: $1.8 billion
   Branches: 14

6. **April 2007**
   PennFed Financial Services, Inc. (PFSB)
   Assets: $2.3 billion
   Deposits: $1.6 billion
   Branches: 23

7. **July 2007**
   NYC branch network of Doral Bank, FSB (Doral-NYC)
   Assets: $485 million
   Deposits: $370 million
   Branches: 11

8. **Oct. 2007**
   Synergy Financial Group, Inc. (SYNF)
   Assets: $892 million
   Deposits: $564 million
   Branches: 20

9. **Dec. 2009**
   AmTrust Bank
   Assets: $11.0 billion
   Deposits: $8.2 billion
   Branches: 64

10. **March 2010**
    Desert Hills Bank
    Assets: $452 million
    Deposits: $375 million
    Branches: 3

11. **June 2012**
    Aurora Bank FSB
    Assets: None
    Deposits: $2.2 billion
    Branches: 0
    Payment Received: $24.0 million

New York Community Bancorp, Inc. Page 31
In the 12 years since our first acquisition, we have grown
from $1.9 billion in assets to $44.1 billion.
Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.
Transaction Type:  Savings Bank Commercial Bank Branch FDIC Deposit

New York Community Bancorp, Inc. Page 32
Our deposit growth has been largely acquisition-driven.
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
DEPOSITS
Total Deposits: $3,268 $5,472 $10,360 $12,168 $12,764 $13,311 $22,418 $21,890 $22,326 $24,878
Total Branches: 86 120 139 152 166 217 276 276 275 274
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ ABNY
w/
PFSB,
Doral,
& SYNF
w/
AmTrust
w/ Desert
Hills
w/ Aurora
$1,874
$2,408
$4,362
$5,247
$5,945
$6,913
$9,054
$7,835
$7,373
$9,121
$1,223
$2,609
$5,278
$6,015
$5,554
$4,975
$11,494
$12,122
$12,711
$12,998
$171
$455
$720
$906
$1,265
$1,423
$1,870
$1,933
$2,242
$2,759
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 12/31/12

New York Community Bancorp, Inc. Page 33
(a) Includes originations of loans held for sale of $888.5 million in 2009, $10.8 billion in 2010, $7.2 billion in 2011, and $10.9 billion in 2012.
Acquisitions have provided much of the funding for the
organic growth of our loan portfolio.
(in millions)
LOANS OUTSTANDING
After
HAVN
After
RCBK
After
RSLN
After
LICB
After
ABNY
After
PFSB,
Doral, &
SYNF
After
AmTrust
After
Desert Hills
Total Loans Outstanding: $3,636 $5,405 $10,499 $17,029 $19,653 $20,363 $28,393 $29,212 $30,323 $31,773
Total Originations: (a) $616 $1,150 $4,330 $6,332 $4,971 $4,853 $4,280 $15,193 $16,139 $19,894
After Aurora
Held-for-Investment Loans
Multi-family
CRE
All other HFI loans
Loans held for sale
Covered loan portfolio
$1,946
$3,255
$7,368
$12,854
$14,529
$14,055
$16,736 $16,802
$17,433
$18,605
$324
$566
$1,445
$2,888
$3,114
$3,826
$4,987
$5,438
$6,856
$7,437
$1,366
$1,584
$1,686
$1,287
$2,010
$2,482
$1,654
$1,467
$1,244
$1,243
$1,207
$1,037
$1,204
$5,016
$4,298
$3,753
$3,284
12/31/00 12/31/01 12/31/03 12/31/05 12/31/06 12/31/07 12/31/09 12/31/10 12/31/11 12/31/12

Total Return on Investment

New York Community Bancorp, Inc. Page 35
Our quarterly cash dividends are a significant component of
our commitment to building value for our investors.
CAGR since IPO:
28.0%
(a) Bloomberg
TOTAL RETURN ON INVESTMENT
As a result of nine stock splits between 1994 and 2004, our charter shareholders have 2,700 shares of NYCB stock for each 100 shares originally purchased.
SNL U.S. Bank and Thrift Index
NYB (a)
244%
614%
444%
213% 209%
245%
168%
260%
717%
2,479%
2,885%
2,059%
2,754%
3,843%
2,670%
3,069%
11/23/93 12/31/99 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12

New York Community Bancorp, Inc. Page 36
2/4/13
For More Information
Visit our web site:
ir.myNYCB.com
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683-4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590

New York Community Bancorp, Inc. Page 37
Reconciliations of GAAP and Non-GAAP Financial Measures
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings for the three and twelve months ended December 31, 2011 and December 31, 2012.
(in thousands, except per share data)
For the Three Months
Ended December 31,
For the Twelve Months
Ended December 31,
2012 2011 2012 2011
GAAP Earnings $122,843 $117,652 $501,106 $480,037
Amortization and appreciation of shares held in stock-related benefit plans 5,207 3,950 20,683 15,706
Associated tax effects 249 161 589 2,679
Loss on other-than-temporary impairment of securities -- -- -- 10,800
Amortization of core deposit intangibles 4,710 5,448 19,644 26,066
10,166 9,559 40,916 55,251
Cash earnings $133,009 $127,211 $542,022 $535,288
Diluted GAAP Earnings per Share $0.28 $0.27 $1.13 $1.09
Add back:
Amortization and appreciation of shares held in stock-related benefit plans 0.01 0.01 0.06 0.04
Associated tax effects -- -- -- 0.01
Loss on other-than-temporary impairment of securities -- -- -- 0.03
Amortization of core deposit intangibles 0.01 0.01 0.05 0.06
Total additions 0.02 0.02 0.11 0.14
Diluted cash earnings per share $0.30 $0.29 $1.24 $1.23
Additional contributions to tangible stockholders’ equity:
Total additional contributions to tangible stockholders’ equity

New York Community Bancorp, Inc. Page 38
(in thousands, except per share data)
For the Three Months Ended
December 31,
For the Twelve Months Ended
December 31,
2011 2012 2011 2012
Average stockholders’ equity $ 5,535,114 $ 5,498,040 $ 5,501,639 $ 5,531,055
Less:  Average goodwill and core deposit intangibles (2,491,327) (2,471,204) (2,500,864) (2,478,523)
Average tangible stockholders’ equity $ 3,043,787 $ 3,026,836 $ 3,000,775 $ 3,052,532
Average assets $41,683,129 $43,087,846 $41,131,010 $42,493,455
Less:  Average goodwill and core deposit intangibles (2,491,327) (2,471,204) (2,500,864) (2,478,523)
Average tangible assets $39,191,802 $40,616,642 $38,630,146 $40,014,932
Net income $117,652 $122,843 $480,037 $501,106
Add back:  Amortization of core deposit intangibles, net of tax 3,269 2,826 15,640 11,786
Adjusted net income $120,921 $125,669 $495,677 $512,892
Cash earnings $127,211 $133,009 $535,288 $542,022
Return on average assets 1.13% 1.14% 1.17% 1.18%
Cash return on average assets 1.22 1.23 1.30 1.28
Return on average tangible assets 1.23 1.24 1.28 1.28
Cash return on average tangible assets 1.30 1.31 1.39 1.35
Return on average stockholders’ equity 8.50 8.94 8.73 9.06
Cash return on average stockholders’ equity 9.19 9.68 9.73 9.80
Return on average tangible stockholders’ equity 15.89 16.61 16.52 16.80
Cash return on average tangible stockholders’ equity 16.72 17.58 17.84 17.76
Cash earnings is a non-GAAP financial measure. The following table presents a reconciliation of the Company’s GAAP and cash earnings measures for the three and twelve months ended December 31, 2011 and December 31, 2012.
Reconciliations of GAAP and Non-GAAP Financial Measures

New York Community Bancorp, Inc. Page 39
Reconciliations of GAAP and Cash Efficiency Ratios
The following table presents reconciliations of the Company’s GAAP and cash efficiency ratios for the three and twelve months ended December 31,
2011 and December 31, 2012.
For the Three Months Ended December 31, For the Twelve Months Ended December 31,
2011 2012 2011 2012
(dollars in thousands)
GAAP Cash GAAP Cash GAAP Cash GAAP Cash
Total net interest income and non-interest income $360,016 $360,016 $345,496 $345,496 $1,435,746 $1,435,746 $1,457,374 $1,457,374
Adjustments:
Loss on other-than-temporary impairment of securities -- -- -- -- -- 18,124 -- --
Adjusted total net interest income and non-interest income $360,016 $360,016 $345,496 $345,496 $1,435,746 $1,453,870 $1,457,374 $1,457,374
Operating expenses $140,939 $140,939 $149,840 $149,840 $574,683 $574,683 $593,833 $593,833
Adjustments:
Amortization and appreciation of shares held in stock-
related benefit plans -- (3,950) -- (5,207) -- (15,706) -- (20,683)
Adjusted operating expenses $140,939 $136,989 $149,840 $144,633 $574,683 $558,977 $593,833 $573,150
Efficiency ratio 39.15% 38.05% 43.37% 41.86% 40.03% 38.45% 40.75% 39.33%

New York Community Bancorp, Inc. Page 40
December 31,
(dollars in thousands)
2011 2012
Total stockholders’ equity $ 5,565,704 $ 5,656,264
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (51,668) (32,024)
$ 3,077,905 $ 3,188,109
Total assets $42,024,302 $44,145,100
Less: Goodwill (2,436,131) (2,436,131)
Core deposit intangibles (51,668) (32,024)
Tangible assets $39,536,503 $41,676,945
13.24% 12.81%
7.78% 7.65%
$3,077,905 $3,188,109
Accumulated other comprehensive loss, net of tax 71,910 61,705
$3,149,815 $3,249,814
Tangible assets $39,536,503 $41,676,945
Accumulated other comprehensive loss, net of tax 71,910 61,705
Adjusted tangible assets $39,608,413 $41,738,650
7.95% 7.79%
Tangible and adjusted tangible stockholders’ equity and tangible and adjusted tangible assets are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures at December 31, 2011 and 2012.
Reconciliations of GAAP and Non-GAAP Financial Measures
Tangible stockholders’ equity
Stockholders’ equity to total assets
Tangible stockholders’ equity to tangible assets
Tangible stockholders’ equity
Adjusted tangible stockholders’ equity
Adjusted tangible stockholders’ equity to adjusted tangible assets

New York Community Bancorp, Inc. Page 41
Reconciliations of GAAP and Non-GAAP Financial Measures
For the Three Months Ended
(dollars in thousands)
March 31,
2011
June 30,
2011
September 30,
2011
December 31,
2011
March 31,
2012
June 30,
2012
September 30,
2012
December 31,
2012
Average Assets
$40,713,044
$40,853,788 $41,261,984 $41,683,129 $41,775,013 $41,916,854 $43,205,076 $43,087,846
Less: Average goodwill and core deposit intangibles
(2,511,349)
(2,503,966) (2,497,076) (2,491,327) (2,486,018) (2,480,921) (2,476,056) (2,471,204)
Average tangible assets
$38,201,695
$38,349,822 $38,764,908 $39,191,802 $39,288,995 $39,435,933 $40,729,020 $40,616,642
Average Stockholders’ Equity
$ 5,511,970
$ 5,458,017 $ 5,501,226 $ 5,535,114 $ 5,528,296 $ 5,565,581 $ 5,557,693 $ 5,498,040
Less: Average goodwill and core deposit intangibles
(2,511,349)
(2,503,966) (2,497,076) (2,491,327) (2,486,018) (2,480,921) (2,476,056) (2,471,204)
Average tangible stockholders’ equity
$ 3,000,621
$ 2,954,051 $ 3,004,150 $ 3,043,787 $ 3,042,278 $ 3,084,660 $ 3,081,637 $ 3,026,836
Net Income
$123,176
$119,459 $119,750 $117,652 $118,253 $131,212 $128,798 $122,843
Add back: Amortization of core deposit intangibles,
net of tax 4,431
4,286 3,653 3,269 3,095 2,952 2,913 2,826
Adjusted net income $127,607 $123,745 $123,403 $120,921 $121,348 $134,164 $131,711 $125,669
Return on average assets
1.21%
1.17%
1.16% 1.13%
1.13% 1.25% 1.19%
1.14%
Return on average tangible assets
1.34
1.29
1.27 1.23
1.24 1.36 1.29
1.24
Return on average stockholders’ equity
8.94
8.75
8.71 8.50
8.56 9.43 9.27
8.94
Return on average tangible stockholders’ equity
17.01
16.76
16.43 15.89
15.95 17.40 17.10
16.61
Average tangible assets and average tangible stockholders’ equity are non-GAAP financial measures. The following table presents reconciliations of these non-GAAP measures with the related GAAP measures for the three months ended March 31, June 30, September 30, and December 31, 2011,
and March 31, June 30, September 30, and December 31, 2012.